Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Disciplined Opportunity Fund
(the “Fund”)

January 12, 2016

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)
dated July 10, 2015, as previously supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS AND PROSPECTUS.

Change in Principal Investment Strategy

Effective immediately, the Fund may invest in other investment companies, such as exchange-traded funds (“ETFs”), in lieu of or in addition to investing in call options to gain long exposure to the companies in the S&P 500 Index as part of the Fund’s principal investment strategies.

To the extent the Fund invests in shares of other investment companies, including ETFs, the Fund will be subject to the following principal investment risks:

Shares of Other Investment Companies Risks. Investments in shares of other investment companies are subject to the risks associated with such investment companies’ underlying holdings. You will indirectly bear fees and expenses charged by such other investment companies in addition to the Fund’s direct fees and expenses.  The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained.  Additionally, trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or security-specific or market-wide “circuit breakers” (which are tied to large decreases in stock prices) are activated and halt trading in the ETF’s shares or in stocks generally.  ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

Acquisition of the Advisor

Effective January 5, 2016, Raleigh Acquisitions, LLC (the “Purchaser”), a Delaware limited liability company managed by the same persons who managed Hatteras Funds, LLC (“Hatteras” or the “Advisor”), purchased from RCS Capital Corporation (“RCS”) and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS (“RCS Holdings,” and together with RCS, the “Seller”) 100% of the limited liability company interests of Hatteras, the investment adviser to the Fund, and assumed certain liabilities of Hatteras (the “Purchase”).  The Purchase resulted in a change of control of Hatteras and, therefore, constituted an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of the existing investment advisory agreement between Hatteras and the Fund and the existing sub-advisory agreement among Hatteras, Acertus Capital Management, LLC (“Acertus”) and the Fund.  The existing investment advisory and sub-advisory agreements automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by interim investment advisory and sub-advisory agreements approved by the Board of Trustees of the Funds on December 9, 2015.  The interim investment advisory and sub-advisory agreements will remain in effect for a period of up to 150 days or until a new investment advisory agreement between Hatteras and the Fund and a new investment sub-advisory agreement by and among Acertus, Hatteras and the Fund are approved by the shareholders of the Fund.  A special meeting of shareholders of the Fund is scheduled for January 21, 2016.

Following the Purchase, Hatteras Funds, LLC subsequently converted to a limited partnership in a transaction that was determined not to result in a change of control or management of the Advisor.  Therefore, all references to “Hatteras Funds, LLC” are deleted and replaced with “Hatteras Funds, LP”.

The following information replaces the first paragraph in the section titled “Investment Advisor and Sub-Advisor” beginning on page 19 of the SAI.

Hatteras Funds, LP (“Hatteras” or the “Advisor”), 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, the Fund’s Investment Advisor pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Advisor is a wholly-owned subsidiary of Raleigh Acquisitions, LLC, a Delaware limited liability company managed by the same persons who previously managed Hatteras Funds, LLC.  Effective January 5, 2016, Raleigh Acquisitions, LLC purchased from RCS Capital Corporation (“RCS”) and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS (“RCS Holdings,” and together with RCS, the “Seller”), 100% of the limited liability company interests of Hatteras, and assumed certain of its liabilities.  Pursuant to the Advisory Agreement, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.25%.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.